UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Reports on Form 8-K filed on April 26, 2011, May 5, 2011 and May 10, 2011, we, through G&E HC REIT II Jersey City MOB, LLC, G&E HC REIT II Bryant MOB, LLC, G&E HC REIT II Benton Home Health MOB, LLC and G&E HC REIT II Benton Medical Plaza I & II MOB, LLC, all of which are subsidiaries of our wholly owned subsidiary, G&E HC REIT II Milestone MOB Portfolio, LLC, entered into four separate purchase and sale agreements on April 20, 2011, or the Initial Milestone Purchase Agreements, and two amendments to the Initial Milestone Purchase Agreements on April 29, 2011 and May 4, 2011, respectively, with Jersey City Medical Complex, LLC, Bryant MOB Medical Complex, LLC, Home Health Medical Complex, LLC and Medical Park Place Medical Complex, LLC, all of which are unaffiliated third parties and are collectively referred to as the Initial Milestone Sellers, for the purchase of four real properties for an aggregate purchase price of approximately $44,050,000, plus closing costs. The four properties purchased pursuant to the Initial Milestone Purchase Agreements will be part of an eight-building property portfolio that we intend to purchase, or the Milestone MOB Portfolio, which has a total aggregate purchase price of approximately $81,325,000, plus closing costs, as previously discussed in our Current Report on Form 8-K filed on April 26, 2011.

The properties purchased pursuant to the Initial Milestone Purchase Agreements consists of four separate properties: Jersey City Medical Office Building, located in Jersey City, New Jersey, or the Jersey City property; Bryant Medical Office Building, located in Bryant, Arkansas, or the Bryant property; Benton Home Health Medical Office Building, located in Benton, Arkansas, or the Benton Home Health property; and Benton Medical Plaza I & II Medical Office Buildings, located in Benton, Arkansas, or the Benton Medical Plaza property, which are collectively referred to as the Initial Milestone MOB properties.

On May 26, 2011, we entered into four separate reinstatements of and third amendments to purchase and sale agreements, or the Third Amendment to the Initial Milestone Purchase Agreements, with the Initial Milestone Sellers. The material terms of the Third Amendment to the Initial Milestone Purchase Agreements provided for: (i) acknowledgements by us and the Initial Milestone Sellers that the due diligence period expired on May 10, 2011; (ii) an extension of the closing date to May 27, 2011; (iii) our payment of an additional deposit and extension deposit in the aggregate amount of approximately $529,000 by the closing date; (iv) reinstatement and ratification of the Initial Milestone Purchase Agreements, as amended, as a result of the termination of the Initial Milestone Purchase Agreements on May 10, 2011, due to our failure to provide the requisite approval notice prior to such date; (v) certain amendments to provisions of the Initial Milestone Purchase Agreements pertaining to the payment of certain closing costs and taxes by either us or the Initial Milestone Sellers; and (vi) certain amendments to provisions and exhibits of the purchase and sale agreement for the Jersey City property pertaining to a ground lease agreement and a tenant lease agreement.

Additionally, on May 26, 2011, we acquired the Initial Milestone MOB properties from the Initial Milestone Sellers for an aggregate purchase price of approximately $44,050,000, plus closing costs.

We financed a portion of the aggregate purchase price of the Initial Milestone MOB properties using a loan from KeyBank, National Association, or KeyBank, in the amount of $5,000,000, or the KeyBank Loan Advance, as further discussed below. In addition, we financed the purchase of the Initial Milestone MOB properties using $31,115,000 in borrowings under our secured revolving line of credit with Bank of America, N.A., and the remaining balance using cash proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $1,211,000, or 2.75% of the aggregate purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.

The material terms of the Third Amendment to the Initial Milestone Purchase Agreements, four separate bill of sale and assignment and assumption of lease agreements, an assignment and assumption of ground lease agreement and three separate deeds of trust are qualified in their entirety by the agreements attached as Exhibits 10.1 to 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in our Current Report on Form 8-K on September 20, 2010, we and G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, and G&E HC REIT II Low Moor SNF, LLC, subsidiaries of our wholly owned subsidiary, G&E HC REIT II Virginia SNF Portfolio, LLC, or the Borrowing Virginia SNF Entities, entered into a bridge loan agreement with KeyBank on September 16, 2010, or the KeyBank Loan Agreement, to obtain a loan in the principal amount of $26,810,000, or the KeyBank Loan.

On May 26, 2011, we entered an additional advance agreement with KeyBank, whereby we obtained an unsecured loan in the principal amount of $5,000,000, or the KeyBank Loan Advance. The KeyBank Loan Advance is evidenced by a promissory note in the principal amount of $5,000,000 and an additional advance agreement, or the KeyBank Loan Advance Agreement. However, in the event of default under the KeyBank Loan Advance Agreement, KeyBank shall countersign and record five deeds of trust modification agreements which we have executed, that would further secure the underlying five properties securing the KeyBank Loan. The material terms of the KeyBank Loan Advance Agreement provide for: (i) incorporation of the material terms of the KeyBank Loan Agreement, as disclosed in our Current Report on Form 8-K on September 20, 2010, except as otherwise stated in the KeyBank Loan Advance Agreement; (ii) a maturity date of June 25, 2011; and (iii) our ability to prepay the KeyBank Loan Advance without any prepayment fee or penalty. Failure to pay the KeyBank Loan Advance in full on the maturity date shall constitute an event of default under the KeyBank Loan Agreement. If there is an event of default under the KeyBank Loan Agreement, the KeyBank Loan Advance shall be immediately due and payable in full and the principal balance of the KeyBank Loan Advance and accrued interest thereon, shall bear interest at the default rate of the KeyBank Loan Agreement, which is equal to a one month LIBOR rate plus 3.00% per annum, from the date of such event of default until the KeyBank Loan Advance is paid in full.

The material terms of the KeyBank Loan Advance Agreement are qualified in their entirety by the agreements attached as Exhibits 10.13 to 10.19 to this Current Report on Form 8-K and incorporated herein by reference. In addition, the material terms of the KeyBank Loan Agreement are qualified in their entirety by the agreements attached as Exhibits 10.6 to 10.10 to the Current Report on Form 8-K filed on September 20, 2010 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 1, 2011, we issued a press release announcing the acquisition of the Initial Milestone MOB Portfolio properties. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated May 26, 2011

10.2 Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated May 26, 2011

10.3 Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated May 26, 2011

10.4 Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated May 26, 2011

10.5 Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated May 26, 2011

10.6 Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated May 26, 2011

10.7 Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated May 26, 2011

10.8 Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated May 26, 2011

10.9 Assignment and Assumption of Ground Lease by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated May 26, 2011

10.10 Special Warranty Deed by Bryant MOB Medical Complex, LLC for the benefit of G&E HC REIT II Bryant MOB, LLC, dated May 26, 2011

10.11 Special Warranty Deed by Home Health Medical Complex, LLC for the benefit of G&E HC REIT II Benton Home Health MOB, LLC, dated May 26, 2011

10.12 Special Warranty Deed by Medical Park Place Medical Complex, LLC for the benefit of G&E HC REIT II Benton Medical Plaza I & II MOB, LLC, dated May 26, 2011

10.13 Promissory Note by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC and KeyBank National Association, dated May 26, 2011

10.14 Additional Advance Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC and KeyBank National Association, dated May 26, 2011

10.15 Deed of Trust Modification Agreement by and between G&E HC REIT II Charlottesville SNF, LLC and KeyBank National Association, dated May 26, 2011

10.16 Deed of Trust Modification Agreement by and between G&E HC REIT II Bastian SNF, LLC and KeyBank National Association, dated May 26, 2011

10.17 Deed of Trust Modification Agreement by and between G&E HC REIT II Lebanon SNF, LLC and KeyBank National Association, dated May 26, 2011

10.18 Deed of Trust Modification Agreement by and between G&E HC REIT II Midlothian SNF, LLC and KeyBank National Association, dated May 26, 2011

10.19 Deed of Trust Modification Agreement by and between G&E HC REIT II Low Moor SNF, LLC and KeyBank National Association, dated May 26, 2011

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated June 1, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

June 1, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated May 26, 2011
10.2	Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated May 26, 2011
10.3	Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated May 26, 2011
10.4	Reinstatement of and Third Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated May 26, 2011
10.5	Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated May 26, 2011
10.6	Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated May 26, 2011
10.7	Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated May 26, 2011
10.8	Bill Of Sale, Assignment and Assumption of Leases and Contracts by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated May 26, 2011
10.9	Assignment and Assumption of Ground Lease by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated May 26, 2011
10.10	Special Warranty Deed by Bryant MOB Medical Complex, LLC for the benefit of G&E HC REIT II Bryant MOB, LLC, dated May 26, 2011
10.11	Special Warranty Deed by Home Health Medical Complex, LLC for the benefit of G&E HC REIT II Benton Home Health MOB, LLC, dated May 26, 2011
10.12	Special Warranty Deed by Medical Park Place Medical Complex, LLC for the benefit of G&E HC REIT II Benton Medical Plaza I & II MOB, LLC, dated May 26, 2011
10.13	Promissory Note by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC and KeyBank National Association, dated May 26, 2011
10.14	Additional Advance Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC and KeyBank National Association, dated May 26, 2011
10.15	Deed of Trust Modification Agreement by and between G&E HC REIT II Charlottesville SNF, LLC and KeyBank National Association, dated May 26, 2011
10.16	Deed of Trust Modification Agreement by and between G&E HC REIT II Bastian SNF, LLC and KeyBank National Association, dated May 26, 2011
10.17	Deed of Trust Modification Agreement by and between G&E HC REIT II Lebanon SNF, LLC and KeyBank National Association, dated May 26, 2011
10.18	Deed of Trust Modification Agreement by and between G&E HC REIT II Midlothian SNF, LLC and KeyBank National Association, dated May 26, 2011
10.19	Deed of Trust Modification Agreement by and between G&E HC REIT II Low Moor SNF, LLC and KeyBank National Association, dated May 26, 2011
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated June 1, 2011